                                                                    EXHIBIT 10.4

                              CANCERVAX CORPORATION
              AMENDED AND RESTATED 2003 EQUITY INCENTIVE AWARD PLAN

                             STOCK OPTION AGREEMENT

            THIS AGREEMENT, dated as of the Grant Date set forth on Exhibit A hereto, (the terms of which are hereby incorporated by reference and made a part of this Agreement) is made by and between CancerVax Corporation, a Delaware corporation, hereinafter referred to as the "Company," and the Associate, Director or consultant of the Company, or a Subsidiary of the Company, identified on Exhibit A and hereinafter referred to as "Optionee."

            [FOR EXECUTIVE OFFICERS ONLY: WHEREAS, the Company and the Optionee are parties to that certain Second Amended and Restated Employment Agreement effective as of November 15, 2004 (the "Employment Agreement"); and]

            WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its Stock, par value $0.00004 per share; and

            WHEREAS, the Company wishes to carry out the CancerVax Corporation Amended and Restated 2003 Equity Incentive Award Plan (the "Plan") (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

            WHEREAS, the Committee appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive during such service, and has advised the Company thereof and instructed the undersigned officer to issue said Option.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            1.1 General. Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan.

            1.2 Associate. "Associate" shall mean an Employee.

            1.3 Director. "Director" shall mean a member of the Board. "Director" shall include both a member of the Board who is an Associate and a "Non-Employee Director" (as defined in the Plan).

            1.4 Exercise Notice. "Exercise Notice" shall mean a written notice to the Company, substantially in the form attached hereto as Exhibit B (or such other form as the Committee shall approve), stating that the Option or a portion of the Option is exercised.

            1.5 Grant Date. "Grant Date" shall mean the date of grant set forth on Exhibit A.

            1.6 Secretary. "Secretary" shall mean the Secretary of the Company.

            1.7 Termination of Service. "Termination of Service" shall mean the time when the service relationship (whether as an Associate, a Director or a consultant) between the Optionee and the Company or any Subsidiary is terminated for any reason, with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death or Disability; but excluding (a) a termination where there is a simultaneous reemployment or continuing employment or consultancy of the Optionee by the Company or any Subsidiary or a parent corporation thereof (within the meaning of Section 422 of the Code), (b) at the discretion of the Committee, a termination which results in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former Associate. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Service for the purposes of this Agreement, including, but not by way of limitation, the question of whether, for Optionees who are Associates of the Company or any of its Subsidiaries, a Termination of Service resulted from a discharge for Cause, and all questions of whether particular leaves of absence for Optionees who are Associates of the Company or any of its Subsidiaries constitute Terminations of Service; provided, however, that, if this Option is designated as an Incentive Stock Option, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an Associate to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of the Plan or this Agreement, the Company or any Subsidiary has an absolute and unrestricted right to terminate the Optionee's employment and/or consultancy at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company and the Optionee.

                                   ARTICLE II

                                 GRANT OF OPTION

            2.1 Grant of Option. In consideration of the Optionee's agreement to remain in the employ of the Company or its Subsidiaries, if Optionee is an Associate, or to continue to provide services to the Company or its Subsidiaries, if Optionee is a consultant, or to serve on the Company's Board of Directors, if Optionee is a Director, and for other good and valuable consideration, effective as of the Grant Date, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth on

Exhibit A, upon the terms and conditions set forth in this Agreement. Unless designated as a Non-Qualified Stock Option on Exhibit A, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

            2.2 Purchase Price. The purchase price of the shares of Stock subject to the Option per share shall be as set forth on Exhibit A hereto, without commission or other charge; provided, however, that if this Option is designated as an Incentive Stock Option the price per share of the shares subject to the Option shall not be less than the greater of (i) 100% of the Fair Market Value of a share of Stock on the Grant Date, or (ii) 110% of the Fair Market Value of a share of Stock on the Grant Date in the case of an Optionee then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation or parent corporation thereof (each within the meaning of Section 422 of the Code).

            2.3 Consideration to the Company. In consideration of the granting of the Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or any Subsidiary. Nothing in the Plan or this Agreement shall confer upon the Optionee any right to (a) continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee, if the Optionee is an Associate, or (b) continue to provide services to the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to terminate the services of Optionee, if the Optionee is a consultant, at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company and the Optionee.

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

            3.1 Commencement of Exercisability.

            (a) Subject to Sections 3.3 and 5.10, the Option shall become exercisable in such amounts and at such times as are set forth in Exhibit A hereto.

            (b) No portion of the Option which has not become exercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Committee or as set forth in a written agreement between the Company and the Optionee [FOR EXECUTIVE OFFICERS ONLY:, including, without limitation, the Employment Agreement].

            3.2 Duration of Exercisability. The installments provided for in
Section 3.1(a) and Exhibit A hereto are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

            3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

            (a) The expiration of ten (10) years from the Grant Date; or

            (b) If this Option is designated as an Incentive Stock Option and the Optionee owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), the expiration of five years from the date the Option was granted; or

            (c) Except as set forth in a written agreement with the Company [FOR EXECUTIVE OFFICERS ONLY: including, without limitation, the Employment Agreement], the expiration of ninety (90) days following the date of the Optionee's Termination of Service [FOR EXECUTIVE OFFICERS ONLY: (or, if later, with respect to any portion of the Option that becomes exercisable pursuant to
Section 4(g)(iv) of the Employment Agreement, ninety (90) days following the date such portion of the Option becomes exercisable)], unless, if the Optionee is an Associate of the Company or any of its Subsidiaries, such Termination of Service occurs by reason of the Optionee's discharge for Cause, or by reason of the Optionee's death or Disability;

            (d) The date of the Optionee's Termination of Service by reason of the Optionee's discharge for Cause if the Optionee is an Associate of the Company or any of its Subsidiaries; or

            (e) The expiration of one year following the date of the Optionee's Termination of Service by reason of the Optionee's death or Disability if Optionee is an Associate of the Company or any of its Subsidiaries.

            3.4 Special Tax Consequences. The Optionee acknowledges that, to the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options (but without regard to Section 422(d) of the Code), including the Option, are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any subsidiary corporation and any parent corporation thereof (each within the meaning of Section 422 of the Code)) exceeds $100,000, the Option and such other options shall be treated as not qualifying under Section 422 of the Code but rather shall be taxed as Non-Qualified Stock Options. The Optionee further acknowledges that the rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of Stock shall be determined as of the time the option with respect to such Stock is granted.

            3.5 Acceleration Upon Death or Disability. In the event of the Optionee's termination of employment or service on account of Disability or death, that number of shares subject to the Option that would have become fully vested and exercisable over the twelve (12) months following the Optionee's termination under the vesting schedule applicable to the Option set forth in Exhibit A hereto had the Optionee remained continuously employed by or providing services to the Company during such period shall immediately become so vested and exercisable on the date of termination.

                                   ARTICLE IV

                               EXERCISE OF OPTION

            4.1 Person Eligible to Exercise. Except as provided in Sections 5.2(b) and 5.2(c), during the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Optionee's beneficiary designated in accordance with Section 10.4 of the Plan. If no beneficiary has been designated or survives the Optionee, the Option may be exercised by the person entitled to such exercise pursuant to the Optionee's will or the laws of descent and distribution.

            4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

            4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

            (a) An Exercise Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee. Such notice shall be substantially in the form attached as Exhibit B (or such other form as is prescribed by the Committee); and

            (b) (i) Full payment (in cash or by check) for the shares with respect to which the Option or portion thereof is exercised, to the extent permitted under applicable laws; or

                  (ii) With the consent of the Committee, such payment may be made, in whole or in part, through the delivery of shares of Stock which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

                  (iii) To the extent permitted under applicable laws, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is made to the Company upon settlement of such sale; or

                  (iv) With the consent of the Committee, any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and (iii); and

            (c) A bona fide written representation and agreement, in such form as is prescribed by the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares of Stock are being acquired for the Optionee's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

            (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option. With the consent of the Committee, (i) shares of Stock owned by the Optionee for at least six months duly endorsed for transfer or (ii) shares of Stock issuable to the Optionee upon exercise of the Option, having a Fair Market Value at the date of Option exercise equal to the statutory minimum sums required to be withheld, may be used to make all or part of such payment; and

            (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

            4.4 Conditions to Issuance of Stock Certificates. The shares of Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such shares to listing on all stock exchanges on which such Stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon exercise of the Option; and

            (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

            4.5 Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                    ARTICLE V

                                OTHER PROVISIONS

            5.1 Administration. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

            5.2 Option Not Transferable.

            (a) Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution unless and until the Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

            (b) Notwithstanding any other provision in this Agreement, with the consent of the Committee and to the extent the Option is not intended to qualify as an Incentive Stock

Option, the Option may be transferred to, and exercised by and paid to certain persons or entities related to the Optionee, including but not limited to members of the Optionee's family, charitable institutes or trusts or other entities whose beneficiaries or beneficial owners are members of the Optionee's family or to such other persons or entities as may be expressly approved by the Committee (each a "Permitted Transferee"), pursuant to such conditions and procedures as the Committee may require.

            (c) Unless transferred to a Permitted Transferee in accordance with
Section 5.2(b), during the lifetime of the Optionee, only the Optionee may exercise the Option (or any portion thereof). Subject to such conditions and procedures as the Committee may require, a Permitted Transferee may exercise the Option or any portion thereof during the Optionee's lifetime. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option portion becomes unexercisable under Section 3.3, be exercised by the Optionee's beneficiary designated in accordance with Section 10.4 of the Plan. If no beneficiary has been designated or survives the Optionee, the Option may be exercised by the person entitled to such exercise pursuant to the Optionee's will or the laws of descent and distribution.

            5.3 Restrictive Legends and Stop-Transfer Orders.

            (a) The share certificate or certificates evidencing the shares of Stock purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws.

            (b) The Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) The Company shall not be required: (i) to transfer on its books any shares of Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

            5.4 Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Agreement.

            5.5 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary, and any notice to be given to the Optionee shall be addressed to the Optionee at the address given beneath the Optionee's signature hereto. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's designated beneficiary, if any, or the person otherwise entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.5. Any notice shall be deemed duly given when sent via email or enclosed in a properly sealed envelope or wrapper addressed as aforesaid and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

            5.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

            5.7 Stockholder Approval. The Plan will be submitted for approval by the Company's stockholders within 12 months after the date the Plan was initially adopted by the Board. The Option may not be exercised to any extent by anyone prior to the time when the Plan is approved by the stockholders, and if such approval has not been obtained by the end of said 12 month period, the Option shall thereupon be canceled and become null and void.

            5.8 Notification of Disposition. If this Option is designated as an Incentive Stock Option, the Optionee shall give prompt notice to the Company of any disposition or other transfer of any shares of stock acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such shares or (b) within one year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Optionee in such disposition or other transfer.

            5.9 Construction. This Agreement shall be administered, interpreted and enforced under the laws of the State of California without regard to conflicts of laws thereof.

            5.10 Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

            5.11 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by the Optionee or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.

                            (signature page follows)

            IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                               CANCERVAX CORPORATION

                                               By:__________________________

___________________________________
           Optionee Name

___________________________________

___________________________________
             Address

Optionee's Social Security Number:

___________________________________

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                           dated _____________, _____,
                                 by and between
                              CancerVax Corporation
                            and _____________________
                                (the "Agreement")

Optionee's Name: ___________________________________________

Optionee's Address: ______________________________________

                 ___________________________________________

Optionee's Social Security Number: _______________________

Type of Option (check one):

            [ ]   Incentive Stock Option

            [ ]   Non-Qualified Stock Option

Date of Grant:___________________________________________

Vesting Commencement Date: ______________________________

            1. Pursuant to Section 2.1 of the Agreement, the Company grants an option to purchase any part or all of an aggregate of _____________ shares of Stock ("Option Shares") at a price per share of $_______ upon the terms and conditions set forth in the Agreement.

            2. In accordance with Section 3.1(a) of the Agreement and subject to stockholder approval of the Plan, the Option shall become exercisable in cumulative installments, rounded down to the nearest whole number of shares, as follows:

            (a) One-fourth (1/4) of the Option Shares will vest one year after the Vesting Commencement Date.

            (b) The remainder of the Option Shares will vest monthly thereafter over the following three (3) years at a rate of 1/36th of the shares each month.

            3. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

                                    EXHIBIT B

                             FORM OF EXERCISE NOTICE

CancerVax Corporation
Attention: Corporate Secretary

            Re:   Exercise of Stock Option

Ladies and Gentlemen:

      1. Exercise of Option. The undersigned Optionee, _______________________, was granted an option (the "Option") to purchase shares of the Common Stock, par value $0.00004 per share ("Common Stock"), of CancerVax Corporation, a Delaware corporation (the "Company"), effective as of ____________, pursuant to the Stock Option Agreement, dated ________________ (the "Option Agreement"). The undersigned hereby elects to exercise the Option as follows:

            (a) The undersigned hereby elects to exercise the Option as to ___________ shares of the Common Stock, in accordance with
                  Section 3.1 of the Option Agreement (the "Shares").

            (b)   This date of this exercise is _________ __, ____.

      2. Payment. The undersigned has enclosed herewith __________ (representing full payment for such Shares in accordance with Section 4.3 of the Option Agreement). The undersigned authorizes payroll withholding and otherwise will make adequate provision for the tax withholding obligations of the Company, if any, with respect to such exercise.

      3. Binding Effect. The undersigned agrees that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement set forth therein, to all of which the undersigned hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

            The undersigned understands that she is purchasing the Shares pursuant to the terms of the Option Agreement, a copy of which the undersigned has received and carefully read and understands.

                                         __________________________________

Receipt of the above is hereby acknowledged

CANCERVAX CORPORATION,
a Delaware corporation

By:____________________________

Title:_________________________